Risk management	12 Months Ended
Dec. 31, 2018
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
32.	Risk management

Risk is inherent in the Bank’s activities, but it is managed through a process of ongoing identification, measurement and monitoring, subject to risk limits and other controls. This risk management process is critical to the Bank’s continuing profitability and each individual within the Bank is accountable for the risk exposures relating to his or her responsibilities. The Bank is exposed to market, credit, compliance and liquidity risks. It is also subject to country risk and various operating risks.

The Board of Directors is responsible for the overall risk management approach and for approving the risk management strategies and principles. The Board has appointed a Risk Committee which has the responsibility to monitor the overall risk process within the Bank.

The Risk Committee has the overall responsibility for the development of the risk strategy and implementing principles, frameworks, policies and limits. The Risk Committee is responsible for managing risk decisions and monitoring risk levels and reports on a weekly basis to the Executive Committee.

The Risk Management Unit is responsible for implementing and maintaining risk related procedures to ensure an independent control process is maintained. The Unit works closely with the Risk Committee to ensure that procedures are compliant with the overall framework.

The Risk Management Unit is responsible for monitoring compliance with risk principles, policies and limits across the Bank. This Unit also ensures the complete capture of the risks in risk measurement and reporting systems. Exceptions are reported on a daily basis, where necessary, to the Risk Committee, and the relevant actions are taken to address exceptions and any areas of weakness.

The Bank ‘s Assets/Liabilities Committee (ALCO) is responsible for managing the Bank’s assets and liabilities and the overall financial structure. It is also primarily responsible for the funding and liquidity of the Bank. The Bank’s policy is that risk management processes throughout the Bank are audited annually by the Internal Audit function, which examines both the adequacy of the procedures and the Bank’s compliance with the procedures. Internal Audit discusses the results of all assessments with management and reports its findings and recommendations to the Audit Committee.

Risk measurement and reporting systems

The Bank’s risks are measured using a method that reflects both the expected loss likely to arise in normal circumstances and unexpected losses, which are an estimate of the ultimate actual loss based on statistical models. The models make use of probabilities derived from historical experience, adjusted to reflect the economic environment. The Bank also runs worst-case scenarios that would arise in the event that extreme events which are unlikely to occur do, in fact, occur.

Monitoring and controlling risks is primarily performed based on limits established by the Bank. These limits reflect the business strategy and market environment of the Bank as well as the level of risk that the Bank is willing to accept, with additional emphasis on selected industries. In addition, the Bank’s policy is to measure and monitor the overall risk bearing capacity in relation to the aggregate risk exposure across all risk types and activities. Information compiled from all the businesses is examined and processed to analyze, control and identify risks on a timely basis. This information is presented and explained to the Board of Directors, the Risk Committee, and the head of each business division.

The report includes aggregate credit exposure, credit metric forecasts, market risk sensitivities, stop losses, liquidity ratios and risk profile changes. On a monthly basis, the Bank prepares detailed reporting of industry, customer and geographic risks. Senior management assesses the appropriateness of the allowance for credit losses on a monthly basis. The Supervisory Board receives a comprehensive risk report once a quarter which is designed to provide all the necessary information to assess and conclude on the risks of the Bank.

For all levels throughout the Bank, specifically tailored risk reports are prepared and distributed to ensure that all business divisions have access to extensive, necessary and up–to–date information.

Risk mitigation

As part of its overall risk management, the Bank uses derivatives and other instruments to manage exposures resulting from changes in interest rates, foreign currencies, equity risks, credit risks, and exposures arising from forecast transactions.

In accordance with the Bank’s policy, the risk profile is assessed before entering into hedge transactions, which are authorized by the appropriate level of seniority within the Bank. The effectiveness of hedges is assessed by the Risk Controlling Unit (based on economic considerations rather than the IFRS hedge accounting regulations).

The effectiveness of all the hedge relationships is monitored by the Risk Controlling Unit quarterly. In situations of ineffectiveness, the Bank will enter into a new hedge relationship to mitigate risk on a continuous basis.

Risk concentration

Concentrations arise when a number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of the Bank’s performance to developments affecting a particular industry or geographical location. To avoid excessive concentrations of risk, the Bank’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentrations of credit risks are controlled and managed accordingly. Selective hedging is used within the Bank to manage risk concentrations at both the relationship and industry / country levels.

The Bank has exposure to the following risks from financial instruments:

Credit risk

Credit risk is the risk that the Bank will incur a loss because its customers or counterparties may fail to discharge their contractual obligations. The Bank manages and controls credit risk by setting limits on the amount of risk it is willing to accept for individual counterparties and for geographical and industry concentrations, and by monitoring exposures in relation to such limits.

The Bank has established a credit quality review process to provide early identification of possible changes in the creditworthiness of counterparties, including regular collateral revisions. Counterparty limits are established using a credit risk classification system, which assigns each counterparty a risk rating. Risk ratings are subject to regular revision. The credit quality review process aims to allow the Bank to assess the potential loss because of the risks to which it is exposed to and take corrective action.

Individually assessed allowances

The Bank determines the allowances appropriate for each individually significant loan or advance on an individual basis, considering any overdue payments of interests, credit rating downgrades, or breach of the original terms of the contract. Items considered when determining allowance amounts include the sustainability of the counterparty’s business plan, its ability to improve performance if it is facing a financial difficulty, projected receipts and the expected payout should bankruptcy ensue, the availability of other financial support, the realizable value of collateral and the timing of the expected cash flows. Allowances for losses are evaluated at each reporting date, unless unforeseen circumstances require more careful attention.

Collectively assessed allowances

Allowances for expected credit losses are assessed collectively for losses on credit facilities and for debt investments at amortized cost, with similar characteristics, when assessing credit risk provided that no impairment has been evidence.

The Bank generally bases its analyses on historical experience and prospective information. However, when there are significant market developments, regional and/or global, the Bank would include these macroeconomic factors within its assessments. These factors include, depending on the characteristics of the individual or collective assessment: unemployment rates, current levels of bad debt, changes in the law, changes in regulation, bankruptcy trends, and other consumer data. The Bank may use the aforementioned factors as appropriate to adjust the impairment allowances.

Allowances are evaluated separately at each reporting date for each portfolio. The collective assessment is made for groups of assets with similar risk characteristics, in order to determine whether provision should be made due to incurred loss events for which there is objective evidence, but the effects of which are not yet evident in the individual loan assessments. The collective assessment takes into account data from the loan portfolio (such as historical losses on the portfolio, levels of arrears, credit utilization, loan to collateral ratios and expected receipts and recoveries once impaired) or economic data (such as current economic conditions, unemployment and local or industry specific conditions). The approximate lapse between the time when a loss is likely to have been incurred and the time it will be identified as requiring an individually assessed impairment allowance is also taken into consideration. The impairment allowance is then reviewed by credit management to ensure alignment with the Bank’s overall policy.

Financial guarantees and letters of credit are assessed in a similar manner as for loans at amortized cost.

Derivative financial instrument risks

Credit risk arising from derivative financial instruments is, at any time, limited to those with positive fair values, as recorded on the consolidated statement of financial position at fair value. With gross–settled derivatives, the Bank is also exposed to a settlement risk, being the risk that the Bank honors its obligation, but the counterparty fails to deliver the counter value.

Credit–related commitments risks

The Bank makes available to its customers guarantees that may require that the Bank makes payments on their behalf and enters into commitments to extend credit lines to secure their liquidity needs. Letters of credit and guarantees (including standby letters of credit) commit the Bank to make payments on behalf of customers in the event of a specific act, generally related to the import or export of goods. Such commitments expose the Bank to risks similar to those on loans and are mitigated by the same control processes and policies.

Collateral and other credit enhancements

The amount and type of collateral required depends on an assessment of the credit risk of the counterparty. Guidelines are in place covering the acceptability and valuation of each type of collateral.

The main types of collateral obtained are, as follows:

-	For commercial lending, liens on real estate properties, inventory and trade receivables.

The Bank also obtains guarantees from parent companies for loans to their subsidiaries. Management monitors the market value of collateral and will request additional collateral in accordance with the underlying agreement. It is the Bank’s policy to dispose of repossessed properties in an orderly fashion. The proceeds are used to reduce or repay the outstanding claim. In general, the Bank does not occupy repossessed properties for business use.

The Bank also makes use of master netting agreements with counterparties with whom a significant volume of transactions are undertaken. Such arrangements provide for single net settlement of all financial instruments covered by the agreements in the event of default on any one contract. Master netting arrangements do not normally result in an offset of balance–sheet assets and liabilities unless certain conditions for offsetting are met.

Although master netting arrangements may significantly reduce credit risk, it should be noted that:

-	Credit risk is eliminated only to the extent that amounts due to the same counterparty will be settled after the assets are realized.
-	The extent to which overall credit risk is reduced may change substantially within a short period because the exposure is affected by each transaction subject to the arrangement.

The Bank holds guarantees and other financial credit enhancements against certain exposures in the loan portfolio. As of December 31, 2018, and 2017, the coverage ratio to the carrying amount of the loan portfolio was 8% and 7% respectively.

Implementation of forward-looking information

The Bank incorporates information of the economic environments on a forward-looking view, when assessing whether the credit risk of a financial instrument has significantly increased since initial recognition. This is done through a rating model which includes projections of the inputs under analysis, and of the expected credit loss measurement, based on suggestions of areas such as Credit Risk, Economic Studies and Loan Recovery of the Bank. The results of the alert model are analyzed through a severity indicator to total risk resulting of the estimations and assumptions of several macroeconomics factors. These estimations and assumptions are supported under a base scenario associated to a probability of occurrence of 95%. Other scenarios represent optimistic and pessimistic results. The implementation and interpretation of the outcomes of the alert are based on the expert judgement of management

The external information, analyzed using the alert model, could include economic data and projections published by governmental committees, monetary agencies (e.g., Federal Reserve Bank and countries where respective the Bank operates), supranational organizations (International Monetary Fund, The World Bank, World Trade Organization), private sector, academic projections, credit rating agencies, among other.

Principal macroeconomies variables of the model with forward-looking scenarios

Variable	Description
GDP Growth (Var.%)	% Variation in the growth of weighted Gross Domestic Product (GDP) for Latin American countries.
ComEx Growth (Var.%)	% Variation in foreign trade growth (Exp. + Imp.) weighted for Latin American countries.
Commodities Price Index 2005 = 100	Global indicator of the weighted value of commodity prices (including fuel prices).
FED interest rate (%)	Interest rate for interbank loans according to the Federal Reserve of the United States of America.
USD vs Global Currencies Index 1973 = 100	%Variation in the US dollar vs Group of Global Currencies (relevant in the market).
PMI Index	% Variation in the Manufacturing Production Index (PMI) China (50%) / % Variation in the Manufacturing Production Index (PMI) United States of America (50%).

Variable	Scenario	2018	2019	2020	2021	2022
GDP Growth	Central	1.2%	2.2%	2.7%	2.7%	2.8%
(Var.%)	Upside	2.7%	3.5%	3.6%	3.8%	3.8%
	Downside	0.4%	1.1%	1.3%	1.4%	1.5%

ComEx Growth	Central	8.2%	4.6%	4.4%	6.8%	6.9%
Index (Var.%)	Upside	11.8%	9.6%	10.2%	10.5%	10.6%
	Downside	4.1%	1.8%	2.5%	2.7%	2.8%

Commodities	Central	136.4	134.6	130.7	128.0	126.1
Price Index 2005	Upside	152.5	149.8	148.2	148.7	151.0
= 100	Downside	109.3	103.0	97.8	94.2	91.9

Interest Rate FED	Central	2.4%	3.0%	3.1%	3.6%	4.3%
(%)	Upside	2.1%	2.7%	2.8%	3.4%	4.0%
	Downside	2.6%	3.2%	3.3%	3.9%	4.5%

USD vs Global	Central	94.6	99.0	101.5	103.5	105.6
Currencies Index	Upside	90.6	95.0	97.5	99.5	101.6
1973 = 100	Downside	98.6	103.0	105.5	107.5	109.6

PMI Index	Central	51.0	50.5	50.4	50.3	50.1
	Upside	53.3	54.5	55.2	55.7	56.1
	Downside	50.1	48.9	48.4	48.0	47.7

Liquidity risk

Liquidity refers to the Bank’s ability to maintain adequate cash flows to fund operations and meet obligations and other commitments on a timely basis.

As established by the Bank’s liquidity policy, the Bank’s liquid assets are held in overnight deposits with the Federal Reserve Bank of New York or in the form of interbank deposits with reputable international banks that have A1, P1, or F1 ratings from two of the major internationally – recognized rating agencies and are primarily located outside of the Region. In addition, the Bank’s liquidity policy allows for investing in negotiable money market instruments, including Euro certificates of deposit, commercial paper, and other liquid instruments with maturities of up to three years. These instruments must be of investment grade quality A or better, must have a liquid secondary market and be considered as such according to Basel III rules.

The Bank performs daily reviews, controls and periodic stress tests on its liquidity position, including the application of a series of limits to restrict its overall liquidity risk and to monitor the liquidity level according to the macroeconomic environment. The Bank determines the level of liquid assets to be held on a daily basis, by adopting a Liquidity Coverage Ratio methodology referencing the Basel Committee guidelines. Additionally, the Liquidity Coverage Ratio is complemented with the use of the Net Stable Funding Ratio (NSFR) to maintain an adequate long-term funding structure
.

Specific limits have been established to control (1) cumulative maturity “gaps” between assets and liabilities, for each maturity classification presented in the Bank’s internal liquidity reports, and (2) concentrations of deposits taken from any client or Dmdeconomic group maturing in one day and total maximum deposits maturing in one day.

The Bank follows a Contingent Liquidity Plan. The plan contemplates the regular monitoring of several quantified internal and external reference benchmarks (such as deposit level, Emerging Markets Bonds Index Plus, LIBOR-OIS spread and market interest rates), which in cases of high volatility would trigger implementation of a series of precautionary measures to reinforce the Bank’s liquidity position. In the Bank’s opinion, its liquidity position is adequate for the Bank’s present requirements.

The following table shows the Bank’s liquid assets, by principal geographic area:

	December 31,
(in million of US$)	2018	2017

United States of America	1,650	612
Others O.E.C.D.countries	50	-
Latin America	6	7
Total	1,706	619

As of December 31, 2018, and 2017, the Bank’s 24-hour deposits from customers (demand deposit accounts and call deposits) amounted to $725 million and $478 million, respectively; representing 24% and 16% of the Bank’s total deposits, respectively. The liquidity requirement resulting from these maturities is satisfied by the Bank’s liquid assets, which as of December 31, 2018 and 2017 were $1,706 million and $619 million, respectively (representing 57% and 21% of total deposits, respectively) of which $1,648 million, or 97% and $609 million, or 98%, as of December 31, 2018 and 2017, respectively, of liquid assets were deposited at the Federal Reserve Bank of New York. The remaining liquid assets consisted of short-term funds deposited with other banks.

While the Bank’s liabilities generally mature over somewhat shorter periods than its assets, the associated liquidity risk is diminished by the short-term nature of the loan portfolio, as the Bank is engaged primarily in the financing of foreign trade. As of December 31, 2018, and 2017, the Bank’s short-term loan and investment securities portfolio (maturing within one year based on original contractual term) totaled $3,688 million and $3,746 million, respectively. As of December 31, 2018, and 2017, it had an average original term to maturity of 226 and 203 days, respectively, and an average remaining term to maturity of 118 days and 112 days, respectively.

Medium-term assets (loans and investment securities maturing beyond one year based on original contractual term) totaled $2,197 million and $1,872 million as of December 31, 2018 and 2017, respectively. Of that amount, $98 million and $86 million corresponded to the Bank’s investment securities as of December 31, 2018 and 2017. The remaining $2,099 million and $1,786 million in medium-term assets corresponded to the Bank’s loan portfolio as of December 31, 2018 and 2017, respectively. As of December 31, 2018, and 2017, the medium-term assets had an average original term to maturity of three years and nine months and four years, respectively; and an average remaining term to maturity of one year and ten months (688days), and one year and nine months (655 days), respectively.

While the Bank’s liabilities generally mature over somewhat shorter periods than its assets, the associated liquidity risk is diminished by the short-term nature of the loan portfolio, as the Bank is engaged primarily in the financing of foreign trade.

The following table details the Banks’s future cash flows between assets and liabilities grouped by its remaining maturity with respect to the contractual maturity:

	December 31, 2018
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Gross Inflow (outflow)	Carrying amount

Assets
Cash and cash equivalents	1,745,671	-	-	-	-	1,745,671	1,745,652
Securities and other financial assets, net	14,870	5,152	21,702	69,802	13,993	125,519	123,598
Loans, net	1,873,995	1,434,229	972,201	1,611,558	19,785	5,911,768	5,702,258
Derivative financial instruments – assets	(2,104)	19	78	1,111	-	(896)	2,688
Total	3,632,432	1,439,400	993,981	1,682,471	33,778	7,782,062	7,574,196

Liabilities
Deposits	(2,515,096)	(291,804)	(184,360)	-	-	(2,991,260)	(2,982,976)
Securities sold under repurchase agreements	(11,604)	-	(28,873)	-	-	(40,477)	(39,767)
Borrowings and debt, net	(956,634)	(402,871)	(958,442)	(1,281,454)	(68,464)	(3,667,865)	(3,532,209)
Derivative financial instruments – liabilities	(4,421)	(8,516)	(3,946)	(8,634)	(3,260)	(28,777)	(34,043)
Total	(3,487,755)	(703,191)	(1,175,621)	(1,290,088)	(71,724)	(6,728,379)	(6,588,995)

Confirmed letters of credit	75,720	141,985	1,283	-	-	218,988	218,988
Stand-by letters of credit and guaranteed – commercial risk	75,273	31,107	73,176	200	-	179,756	179,756
Credit commitments	36,000	-	-	67,143	-	103,143	103,143
Total Contingencies	186,993	173,092	74,458	67,343	-	501,886	501,886
Net position	(42,316)	563,117	(256,098)	325,040	(37,946)	551,797	483,315
	December 31, 2017
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Gross Inflow (outflow)	Carrying amount

Assets
Cash and cash equivalents	672,048	-	-	-	-	672,048	672,048
Securities and other financial assets, net	2,431	7,556	4,009	79,398	-	93,394	95,484
Loans, net	2,007,222	1,293,249	1,081,319	1,176,532	21,387	5,579,709	5,448,788
Derivative financial instruments - assets	3,624	652	5,134	3,090	838	13,338	13,338
Total	2,685,325	1,301,457	1,090,462	1,259,020	22,225	6,358,489	6,229,658

Liabilities
Deposits	(2,331,137)	(310,128)	(199,423)	(102,107)	-	(2,942,795)	(2,937,105)
Securities sold under repurchase agreement	-	-	-	-	-	-	-
Borrowings and debt, net	(788,085)	(143,589)	(297,373)	(1,013,083)	(76,078)	(2,318,208)	(2,219,122)
Derivative financial instruments - liabilities	(4,421)	(8,516)	(3,946)	(8,634)	(3,260)	(28,777)	(34,943)
Total	(3,123,643)	(462,233)	(500,742)	(1,123,824)	(79,338)	(5,289,780)	(5,191,170)

Confirmed letters of credit	169,042	101,403	3,004	-	-	273,449	273,449
Stand-by letters of credit and guaranteed – commercial risk	18,687	72,080	77,952	257	-	168,976	168,976
Credit commitments	-	15,000	-	30,000	578	45,578	45,578
Total Contingencies	187,729	188,483	80,956	30,257	578	488,003	488,003
Net position	(626,047)	650,741	508,765	104,939	(57,691)	580,706	550,486

Market risk

Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with many of the Bank’s operations and activities, including loans, deposits, securities at amortized cost and financial instruments through OCI and profit or loss, short- and long-term borrowings and debt, derivatives and financial liabilities through profit or loss. This risk may result from fluctuations in different parameters: interest rates, currency exchange rates, inflation rates and changes in the implied volatility. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the Bank’s consolidated financial statement, financial performance, cash flows and business.

Interest rate risk

The Bank endeavors to manage its assets and liabilities in order to reduce the potential adverse effects on the net interest income that could be produced by interest rate changes. The Bank’s interest rate risk is the exposure of earnings (current and potential) and capital to adverse changes in interest rates and is managed by attempting to match the term and repricing characteristics of the Bank’s interest rate sensitive assets and liabilities. The Bank’s policy with respect to interest rate risk provides that the Bank establishes limits with regards to: (1) changes in net interest income due to a potential impact, given certain movements in interest rates and (2) changes in the amount of available equity funds of the Bank, given a one basis point movement in interest rates.

The following summary table presents a sensitivity analysis of the effect on the Bank’s results of operations and equity derived from a reasonable variation in interest rates which its financial obligations are subject to, based on change in points.

	Change in interest rate	Effect on income	Effect on equity

December 31, 2018	+200 bps	5,881	(20,508)
	-200 bps	(5,298)	20,508

December 31, 2017	+200 bps	16,945	(19,025)
	-200 bps	(16,674)	19,025

This analysis is based on the prior year changes in interest rates and assesses the impact on income, with balances as of December 31, 2018 and December 31, 2017. This sensitivity provides an idea of the changes in interest rates, taking as example the volatility of the interest rate of the previous year.

The table below summarizes the Bank's exposure based on the terms of repricing of interest rates on financial assets and liabilities.

	December 31, 2018
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Total
Assets
Time deposits	50,000	-	-	-	-	50,000
Securities and other financial assets	12,833	3,279	20,181	64,673	6,157	107,124
Securities at FVOCI	-	-	7,743	7,898	6,157	21,798
Securities at amortized cost	12,833	3,279	12,439	56,775	-	85,326
Loans	4,002,558	1,259,088	331,875	177,301	7,602	5,778,424
Total assets	4,065,392	1,262,367	352,056	241,974	13,759	5,935,548

Liabilities
Deposits	(2,292,696)	(285,492)	(181,253)	-	-	(2,759,441)
Securities sold under repurchase agreements	(11,535)	-	(28,232)	-	-	(39,767)
Borrowings and debt	(2,827,219)	(142,799)	(78,572)	(409,541)	(60,315)	(3,518,446)
Total liabilities	(5,131,450)	(428,291)	(288,057)	(409,541)	(60,315)	(6,317,654)
Net effect of derivative financial instruments held for interest risk management	(139,362)	58,748	(159,500)	160,037	57,188	(22,889)
Total interest rate sensitivity	(1,205,420)	892,824	(95,500)	(7,530)	10,632	(404,995)

	December 31, 2017
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Total
Assets
Securities and other financial assets	706	281	7,056	77,821	-	85,864
Securities at FVOCI	6	2	57	17,746	-	17,811
Securities at amortized cost	700	279	6,999	60,075	-	68,053
Loans	4,067,639	952,542	301,334	173,550	10,593	5,505,658
Total assets	4,068,345	952,823	308,390	251,371	10,593	5,591,522

Liabilities
Deposits	(2,242,220)	(305,415)	(197,060)	(102,085)	-	(2,846,780)
Borrowings and debt	(1,585,145)	(2,538)	(85,232)	(482,814)	(55,838)	(2,211,567)
Total liabilities	(3,827,365)	(307,953)	(282,292)	(584,899)	(55,838)	(5,058,347)
Net effect of derivative financial instruments held for interest risk management	(114,739)	(134,540)	(193,623)	344,683	60,050	(38,169)
Total interest rate sensitivity	126,241	510,330	(167,525)	11,155	14,805	495,006

Currency risk

Currency risk is the risk that the value of a financial instrument will fluctuate because of changes in exchange rates of foreign currencies, and other financial variables, as well as the reaction of market participants to political and economic events. For purposes of accounting standards this risk does not come from financial instruments that are not monetary items, or for financial instruments denominated in the functional currency. Exposure to currency risk is low since the Bank’s has maximum exposure limits established by the Board.

Most of the Bank’s assets and most of its liabilities are denominated in US dollars and, hence, the Bank does not incur in a significant currency exchange risk. The currency exchange rate risk is mitigated by using derivatives, which, although perfectly hedged economically, may generate a certain accounting volatility.

For the rest of the net currency position, the Bank uses economic hedges as a strategy for managing risk for its different currencies and does not foresee a significant risk associated to the volatility that may rise.

The following table details the maximum to foreign currency, where all assets and liabilities are presented based on their book value, except for derivatives, which are included within other assets and other liabilities at fair value.

	(In US dollar thousands)
	Brazilian Real	European Euro	Japanese Yen	Colombian Peso	Mexican Peso	Other currencies (1)	Total
Exchange rate	3.87	1.14	109.98	3,253.00	19.66	-	-

Assets
Cash and cash equivalents	291	16	1	62	505	44	919
Loans	-	-	-	-	173,953	-	173,953
Total assets	291	16	1	62	174,458	44	174,872

Liabilities
Borrowings and debt	-	-	-	-	(173,577)	-	(173,577)
Total liabilities	-	-	-	-	(173,577)	-	(173,577)

Net currency position	291	16	1	62	881	44	1,295

(1)	It includes other currencies such as: Argentine pesos, Australian dollar, Swiss franc, Sterling pound, Peruvian soles and Renminbi.

	December 31, 2017
	(In US dollar thousands)
	Brazilian Real	European Euro	Japanese Yen	Colombian Peso	Mexican Peso	Other currencies (1)	Total
Exchange rate	3.31	1.20	112.66	2,985.78	19.67	-	-

Assets
Cash and cash equivalents	87	2	4	91	369	75	628
Securities and other financial assets	168	-	-	-	-	-	168
Loans	-	-	-	-	143,182	-	143,182
Total assets	255	2	4	91	143,551	75	143,978

Liabilities
Borrowings and debt	-	-	-	-	(143,661)	-	(143,661)
Total liabilities	-	-	-	-	(143,661)	-	(143,661)

Net currency position	255	2	4	91	(110)	75	317

(1)	It includes other currencies such as: Argentine pesos, Australian dollar, Swiss franc, Sterling pound, Peruvian soles and Renminbi.

Operational Risk

Operational risk is the risk of loss arising from systems failure, human error, fraud or external events. When controls fail to operate effectively, operational risks can cause damage to reputation, have legal or regulatory implications, or lead to financial loss. The Bank, like all financial institutions, is exposed to operational risks, including the risk of fraud by employees and outsiders, failure to obtain proper internal authorizations, failure to properly document transactions, equipment failures, and errors by employees, and any failure, interruption or breach in the security or operation of the Bank’s information technology systems could result in interruptions in such activities. Operational problems or errors may occur, and their occurrence may have a material adverse impact on the Bank’s business, consolidated financial position, financial performance and cash flows.

The Bank cannot expect to eliminate all operational risks, but it endeavors to manage these risks through a control framework and by monitoring and responding to potential risks. Controls include effective segregation of duties, access, authorization and reconciliation procedures, staff training and assessment processes, as well as the use of internal audit.